UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) August 22, 2003

INVITROGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-25317	33-0373077

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Faraday Avenue, Carlsbad, CA	92008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (760) 603-7200

Not applicable

(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

               On August 20, 2003, Invitrogen Corporation (“Invitrogen”) acquired all of the outstanding shares of common stock of Molecular Probes, Inc. (“Molecular Probes”) for cash of $303.9 million. Molecular Probes is an Oregon corporation that is a leader in the fluorescence-based technologies for use in labeling molecules for biological research and drug discovery. In addition, each option to purchase one share of Molecular Probes common stock was assumed by Invitrogen and exchanged for an option to purchase a common share of Invitrogen common stock using an exchange rate of 0.0756037. Invitrogen has continued Molecular Probes’ operations as part of its molecular biology business segment.

               The description of the transaction contained in this Item 2 is qualified in its entirety by reference to the full text of the Merger Agreement by and among Invitrogen, Mallard Acquisition Corporation, Molecular Probes and Richard P. Haugland, as the Shareholders’ Agent, dated July 2, 2003, which was filed as Exhibit 2.1 to Invitrogen’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 3, 2003, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The audited financial statements required by this Item 7 for Molecular Probes, as of and for the year ended September 30, 2002, are filed as an exhibit hereto and are incorporated herein by reference.

The unaudited interim financial statements required by this Item 7 for Molecular Probes, as of and for the nine months ended June 30, 2003 and 2002, are filed as an exhibit hereto and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 7 for the combined balance sheet of Invitrogen and Molecular Probes, as of June 30, 2003, and for the combined results of operations of Invitrogen, Molecular Probes, and the assets acquired and liabilities assumed from PanVera LLC for the six months ended June 30, 2003, and the year ended December 31, 2002, is filed as an exhibit hereto and is incorporated herein by reference.

(c)	Exhibits.

Exhibit	Description

23.1	Consent of Independent Accountants

99.1	Molecular Probes, Inc., and Subsidiaries audited (i) Consolidated Balance Sheet as of September 30, 2002; (ii) Consolidated Statement of Income for the year ended September 30, 2002; (iii) Consolidated Statement of Changes in Shareholders’ Equity for the year ended September 30, 2002; (iv) Consolidated Statement of Cash Flows for the year ended September 30, 2002; and related Notes to Consolidated Financial Statements.

99.2	Molecular Probes, Inc., and Subsidiaries unaudited (i) Consolidated Balance Sheet as of June 30, 2003; (ii) Consolidated Statements of Income for the nine months ended June 30, 2003 and 2002; and (iii) Consolidated Statements of Cash Flows for the nine months ended June 30, 2003 and 2002; and related Notes to Unaudited Consolidated Financial Statements.

99.3	Invitrogen Corporation and Molecular Probes, Inc., Unaudited Pro Forma (i) Combined Balance Sheet as of June 30, 2003; (ii) Combined Statements of Income for the six months ended June 30, 2003, and for the year ended December 31, 2002; and (iii) related Notes to Combined Financial Statements.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	INVITROGEN CORPORATION

	By:	/s/ C. Eric Winzer C. Eric Winzer Chief Financial Officer (Principal Financial Officer and Authorized Signatory)

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